EXHIBIT 99.1

CIRCOR Reports Second-Quarter 2014 Financial Results

Burlington, MA - August 1, 2014 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the second quarter ended June 29, 2014.

Second-Quarter 2014 Highlights

•	Adjusted operating margin expanded 70 basis points to 10.7%

•	Adjusted EPS grew 12% to $0.91

•	Year-to-date free cash flow was $21.8 million, 82% of net income

•	Orders up 2%

•	Growth and restructuring initiatives remain on track

“CIRCOR continued to demonstrate strong bottom-line improvement during the second quarter,” said Scott Buckhout, CIRCOR President and Chief Executive Officer. “We achieved a 70 basis point increase in adjusted operating margin to 10.7% largely driven by restructuring and cost control initiatives.”

“Similar to the first quarter, second-quarter quoting activity remained strong in upstream oil and gas, as well as in power generation; however, actual bookings continue to be slow. In our Aerospace & Defense business, bookings were up over the prior year.”

“Our ability to meet our bottom-line expectations is a result of our focus on expanding margins through operational excellence and the CIRCOR simplification program. We expect that our margin expansion initiatives will gain further traction throughout the year. ”

“We continue to make investments in transforming CIRCOR into a growth company. We are increasing our sales and engineering capacity in key international growth markets while we focus more resources on developing innovative new products,” concluded Buckhout.

Third-Quarter 2014 Guidance
For the third quarter of 2014, the Company expects:

•	Revenues in the range of $200 million to $215 million;

•	Adjusted earnings per share, excluding restructuring and special charges, in the range of $0.87 to $0.94; and,

•	Restructuring and special related charges of approximately $1.6 million to $2.0 million.

Selected Consolidated Results

Segment Results

1. Consolidated and Segment Results exclude special and restructuring charges. $1.3 million and $2.3 million related to restructuring actions during Q2 2014 and Q2 2013, respectively, as well as $5.1 million in inventory charges related to the exit of certain landing gear product lines recorded during Q2 2014. Refer to reconciliation to commonly used US GAAP terms.
2. Consolidated and Aerospace & Defense Segment Backlog reflects a Q2 2014 reduction of $28.6 million associated with the exit of certain landing gear product lines.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, August 1, 2014, at 10:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” section of the CIRCOR website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per diluted share, adjusted operating income, adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including third-quarter revenue and earnings guidance and estimated total annualized pre-tax savings from restructuring actions. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. With more than 7,000 customers in over 100 countries, CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENT OF INCOME (in thousands, except share data) UNAUDITED

	Three Months Ended		Six Months Ended
	June 29, 2014	June 30, 2013	June 29, 2014	June 30, 2013
Net revenues	$207,884	$223,644	$419,070	$429,042
Cost of revenues	148,184	153,538	294,731	299,086
GROSS PROFIT	59,700	70,106	124,339	129,956
Selling, general and administrative expenses	42,609	47,596	87,498	93,168
Special charges, net	1,257	2,254	100	3,632
OPERATING INCOME	15,834	20,256	36,741	33,156
Other (income) expense:
Interest expense, net	891	838	1,809	1,625
Other (income) expense, net	(384)	626	(853)	1,239
TOTAL OTHER EXPENSE, NET	507	1,464	956	2,864
INCOME BEFORE INCOME TAXES	15,328	18,792	35,785	30,292
Provision for income taxes	3,402	6,124	9,227	9,715
NET INCOME	$11,926	$12,667	$26,558	$20,577
Earnings per common share:
Basic	$0.68	$0.72	$1.51	$1.17
Diluted	$0.67	$0.72	$1.50	$1.17
Weighted average number of common shares outstanding:
Basic	17,665	17,565	17,643	17,539
Diluted	17,767	17,607	17,754	17,569
Dividends paid per common share	$0.0375	$0.0375	$0.0750	$0.0750

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Six Months Ended
	June 29, 2014	June 30, 2013
OPERATING ACTIVITIES
Net income	$26,558	$20,577
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,185	8,035
Amortization	1,591	1,509
Compensation expense of share-based plans	4,020	2,156
Tax effect of share-based plan compensation	(971)	(422)
(Gain) on disposal of property, plant and equipment	(54)	(129)
Changes in operating assets and liabilities:
Trade accounts receivable, net	(23,705)	(9,406)
Inventories, net	3,600	(4,059)
Prepaid expenses and other assets	143	(2,412)
Accounts payable, accrued expenses and other liabilities	7,988	3,583
Net cash provided by operating activities	27,355	19,432
INVESTING ACTIVITIES
Additions to property, plant and equipment	(5,603)	(8,808)
Proceeds from the sale of property, plant and equipment	32	314
Net cash used in investing activities	(5,571)	(8,494)
FINANCING ACTIVITIES
Proceeds from long-term debt	81,910	74,255
Payments of long-term debt	(88,776)	(84,679)
Dividends paid	(1,341)	(1,340)
Proceeds from the exercise of stock options	237	1,498
Tax effect of share-based compensation	971	422
Net cash used in financing activities	(6,999)	(9,844)
Effect of exchange rate changes on cash and cash equivalents	(639)	(2,002)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	14,146	(907)
Cash and cash equivalents at beginning of year	102,180	61,738
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$116,326	$60,831
Cash paid during the year for:
Income taxes	$6,375	$3,464
Interest	$1,358	$1,054

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	June 29, 2014	December 31, 2013
ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$116,326	$102,180
Short-term investments	95	95
Trade accounts receivable, less allowance for doubtful accounts of $2,832 and $2,449, respectively	168,541	144,742
Inventories, net	196,389	199,404
Prepaid expenses and other current assets	19,817	19,815
Deferred income tax asset	19,476	17,686
Total Current Assets	520,644	483,922
PROPERTY, PLANT AND EQUIPMENT, NET	105,461	107,724
OTHER ASSETS:
Goodwill	76,860	75,876
Intangibles, net	34,476	35,656
Deferred income tax asset	16,779	18,579
Other assets	4,866	4,893
TOTAL ASSETS	$759,086	$726,650
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$81,886	$70,589
Accrued expenses and other current liabilities	63,023	57,507
Accrued compensation and benefits	24,369	31,289
Income taxes payable	6,396	3,965
Notes payable and current portion of long-term debt	3,642	7,203
Total Current Liabilities	179,316	170,553
LONG-TERM DEBT, NET OF CURRENT PORTION	39,797	42,435
DEFERRED INCOME TAXES	9,236	9,666
OTHER NON-CURRENT LIABILITIES	23,375	27,109
SHAREHOLDERS’ EQUITY:
Common stock	170	176
Additional paid-in capital	274,580	269,884
Retained earnings	227,868	202,930
Accumulated other comprehensive gain, net of taxes	4,744	3,897
Total Shareholders’ Equity	507,362	476,887
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$759,086	$726,650

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Six Months Ended
	June 29, 2014	June 30, 2013	June 29, 2014	June 30, 2013
ORDERS (1)
Energy	$160.3	$163.8	$319.9	$337.3
Aerospace & Defense	43.4	36.3	83.7	89.6
Total orders	$203.7	$200.1	$403.6	$426.9

BACKLOG (2)	June 29, 2014	June 30, 2013
Energy	$279.5	$263.6
Aerospace & Defense (3)	133.5	169.9
Total backlog	$413.1	$433.5

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes all unshipped customer orders.
Note 3: Aerospace & Defense backlog reflects a reduction of $28.6 million associated with the exit of certain landing gear product lines recorded in the second quarter of 2014.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET REVENUES
Energy	$157,104	$173,557	$167,660	$162,649	$660,970	$162,587	$160,580	$323,167
Aerospace & Defense	48,294	50,087	47,071	51,386	196,838	48,599	47,304	95,903
Total	$205,398	$223,644	$214,731	$214,035	$857,808	$211,186	$207,884	$419,070
ADJUSTED OPERATING MARGIN
Energy	10.8%	13.3%	15.2%	17.1%	14.1%	13.8%	14.6%	14.2%
Aerospace & Defense	5.9%	11.4%	12.1%	8.4%	9.5%	9.1%	7.1%	8.1%
Segment operating margin	9.6%	12.9%	14.5%	15.0%	13.0%	12.7%	12.9%	12.8%
Corporate expenses	(2.6)%	(2.9)%	(3.4)%	(3.5)%	(3.1)%	(3.4)%	(2.2)%	(2.8)%
Adjusted operating margin	7.1%	10.0%	11.1%	11.6%	9.9%	9.4%	10.7%	10.0%
Restructuring inventory charges	0.1%	(0.1)%	—%	0.3%	0.1%	—%	2.5%	1.2%
Impairment charges	—%	—%	—%	3.2%	0.8%	—%	—%	—%
Special (recoveries)	—%	—%	(1.5)%	—%	(0.4)%	(1.1)%	—%	(0.5)%
Special charges	0.7%	1.0%	1.4%	2.4%	1.4%	0.5%	0.6%	0.6%
Total GAAP operating margin	6.3%	9.1%	11.1%	5.6%	8.1%	9.9%	7.6%	8.8%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ADJUSTED OPERATING INCOME
Energy	$16,940	$23,114	$25,441	$27,809	$93,304	$22,462	$23,502	$45,964
Aerospace & Defense	2,864	5,724	5,705	4,342	18,635	4,426	3,362	7,788
Segment operating income	19,804	28,838	31,146	32,151	111,939	26,888	26,864	53,752
Corporate expenses	(5,277)	(6,570)	(7,400)	(7,400)	(26,646)	(7,137)	(4,634)	(11,771)
Adjusted operating income	14,528	22,268	23,746	24,751	85,293	19,750	22,231	41,981
Restructuring inventory charges	250	(242)	—	638	646	—	5,139	5,139
Impairment charges	—	—	—	6,872	6,872	—	—	—
Special (recoveries)	—	—	(3,151)	—	(3,151)	(2,243)	—	(2,243)
Special charges	1,378	2,254	2,961	5,160	11,752	1,086	1,257	2,343
Total GAAP operating income	12,900	20,256	23,936	12,081	69,174	20,907	15,834	36,741
INTEREST EXPENSE, NET	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(1,809)
OTHER (EXPENSE) INCOME, NET	(612)	(626)	(568)	(167)	(1,974)	468	384	853
PRETAX INCOME	11,501	18,792	22,623	11,122	64,038	20,457	15,328	35,785
PROVISION FOR INCOME TAXES	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(9,227)
EFFECTIVE TAX RATE	31.2%	32.6%	21.7%	20.7%	26.4%	28.5%	22.2%	25.8%
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$26,558
Weighted Average Common Shares Outstanding (Diluted)	17,529	17,607	17,667	17,710	17,629	17,741	17,767	17,754
EARNINGS PER COMMON SHARE (Diluted)	$0.45	$0.72	$1.00	$0.50	$2.67	$0.82	$0.67	$1.50
ADJUSTED EBITDA	$18,682	$26,419	$27,850	$29,441	$102,392	$27,387	$14,744	$42,131
ADJUSTED EBITDA AS A % OF SALES	9.1%	11.8%	13.0%	13.8%	11.9%	13.0%	7.1%	10.1%
CAPITAL EXPENDITURES	$4,707	$4,100	$4,772	$3,749	$17,328	$2,670	$2,933	$5,603

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
FREE CASH FLOW AS % OF NET INCOME	14%	75%	167%	167%	116%	98%	62%	82%
FREE CASH FLOW	$1,100	$9,525	$29,557	$14,696	$54,878	$14,387	$7,365	$21,752
ADD:
Capital Expenditures	4,707	4,100	4,772	3,749	17,328	2,670	2,933	5,603
NET CASH PROVIDED BY OPERATING ACTIVITIES	$5,807	$13,625	$34,329	$18,445	$72,206	$17,057	$10,298	$27,355
NET DEBT (CASH)	$8,814	$(1,376)	$(36,466)	$(52,637)	$(52,637)	$(66,056)	$(72,982)	$(72,982)
ADD:
Cash & Cash Equivalents	57,633	60,831	86,285	102,180	102,180	122,097	116,326	116,326
Investments	99	96	98	95	95	92	95	95
TOTAL DEBT	$66,546	$59,551	$49,917	$49,638	$49,638	$56,133	$43,439	$43,439
DEBT AS % OF EQUITY	16%	14%	11%	10%	10%	11%	9%	9%
TOTAL DEBT	66,546	59,551	49,917	49,638	49,638	56,133	43,439	43,439
TOTAL SHAREHOLDERS' EQUITY	418,819	432,151	459,058	476,887	476,887	492,601	507,363	507,363

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ADJUSTED OPERATING INCOME	$14,528	$22,268	$23,746	$24,751	$85,293	$19,750	$22,230	$41,980
LESS:
Inventory restructuring charges	250	(242)	—	638	646	—	5,139	5,139
Impairment charges	—	—	—	6,872	6,872	—	—	—
Special (recoveries)	—	—	(3,151)	—	(3,151)	(2,243)	—	(2,243)
Special charges	1,378	2,254	2,961	5,160	11,753	1,086	1,257	2,343
OPERATING INCOME	$12,900	$20,256	$23,936	$12,081	$69,173	$20,907	$15,834	$36,741
ADJUSTED NET INCOME	$9,043	$14,044	$16,439	$16,773	$56,299	$13,916	$16,090	$30,006
LESS:
Inventory restructuring charges, net of tax	174	(165)	—	396	405	—	3,316	3,316
Impairment charges, net of tax	—	—	—	4,261	4,261	—	—	—
Special (recoveries), net of tax	—	—	(3,151)	—	(3,151)	(1,391)	—	(1,391)
Special charges, net of tax	961	1,541	1,870	3,291	7,663	675	848	1,523
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$26,558
ADJUSTED EARNINGS PER SHARE	$0.52	$0.81	$0.93	$0.95	$3.21	$0.78	$0.91	$1.70
LESS:
Inventory restructuring charges, net of tax	0.01	(0.01)	—	0.02	0.02	—	0.19	0.19
Impairment charges, net of tax	—	—	—	0.24	0.24	—	—	—
Special (recoveries), net of tax	—	—	(0.18)	—	(0.18)	(0.08)	—	(0.08)
Special charges, net of tax	0.06	0.10	0.11	0.19	0.46	0.04	0.05	0.09
EARNINGS PER COMMON SHARE (Diluted)	$0.45	$0.72	$1.00	$0.50	$2.67	$0.82	$0.67	$1.50

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
EBITDA	$17,054	$24,407	$23,368	$11,914	$86,272	$26,230	$21,140	$47,370
LESS:
Interest expense, net	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(1,809)
Depreciation	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)	(4,069)	(4,116)	(8,185)
Amortization	(758)	(751)	(764)	(766)	(3,039)	(786)	(805)	(1,591)
Provision for income taxes	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(9,227)
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$26,558
ADJUSTED EBITDA	$18,682	$26,419	$27,850	$29,441	$102,392	$27,387	$14,744	$42,131
Inventory restructuring charges	(250)	242	—	(638)	(646)	—	5,139	5,139
Impairment charges	—	—	—	(6,872)	(6,872)	—	—	—
Special (recoveries)	—	—	3,151	—	3,151	(2,243)	—	(2,243)
Special charges	(1,378)	(2,254)	(2,961)	(5,160)	(11,753)	1,086	1,257	2,343
Interest expense, net	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(1,809)
Depreciation	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)	(4,069)	(4,116)	(8,185)
Amortization	(758)	(751)	(764)	(766)	(3,039)	(786)	(805)	(1,591)
Provision for income taxes	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(9,227)
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$26,558

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF FUTURE PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS UNAUDITED

		3rd Quarter 2014
		Low	High
REVENUE (in millions)		$200	$215

EXPECTED ADJUSTED EARNINGS PER SHARE (DILUTIVE)		$0.87	$0.94
LESS:
Restructuring related charges	}	$0.08	$0.06
Special charges
EXPECTED EARNINGS PER COMMON SHARE (Diluted)		$0.79	$0.88

Note: Assumes 26% to 27% tax rate and exchange rates at present values.